Exhibit 10.1

AMENDMENT NO. 5 AND CONSENT TO CREDIT AGREEMENT

This Amendment No. 5 and Consent to Credit Agreement (this “Amendment”) dated as of March 29, 2023, is among Baudax Bio, Inc., a Pennsylvania corporation (“Borrower”), Baudax Bio N.A. LLC, a Delaware limited liability company (“Baudax LLC”), Baudax Bio Limited, a private company incorporated under the laws of Ireland limited by shares having company number 562027 (together with Baudax LLC, collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”), Wilmington Trust, National Association, not individually, but solely in its capacity as administrative and collateral agent for the Lenders (the “Agent”) and the Lenders party hereto (constituting all of the Lenders under the Credit Agreement (as defined below)).

WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement, dated as of May 29, 2020, as amended by that certain Amendment No. 1 and Waiver to Credit Agreement, dated as of August 1, 2022, that certain Amendment No. 2 to Credit Agreement, dated as of October 24, 2022, that certain Amendment No. 3 to Credit Agreement, dated as of November 30, 2022 and the certain Amendment No. 4 to the Credit Agreement, dated as of January 5, 2023 (as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, collectively, the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to the Borrower on the terms set forth therein;

WHEREAS, the Borrower desires to enter into the Permitted Alkermes Asset Transfer Transaction (as defined below) and the Agent and the Lenders have agreed to consent to the Permitted Alkermes Asset Transfer Transaction and make certain amendments to the Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Consent. Notwithstanding the terms of Sections 7.4(b), 7.5(b), 7.5(c) and 8.1 of the Credit Agreement, the Agent and the Lenders hereby consent to the Permitted Alkermes Asset Transfer Transaction. The above consent shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Sections 7.4(b), 7.5(b), 7.5(c) and 8.1 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future. The consent is limited solely to the specific consent identified above and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law. “Permitted Alkermes Asset Transfer Transaction” means (a) the transfer of certain assets (including inventory and equipment) related the Borrower’s product, Anjeso, pursuant to that certain Asset Transfer Agreement by and between Borrower and APIL (together with all exhibits and schedules thereto), dated as of the date hereof (the “Asset Transfer Agreement”), (b) the related termination of the Meloxicam Acquisition Agreement, the Meloxicam Transfer Agreement and the Development Agreement, (c) the related assignment to APIL of the Manufacturing Agreement and the Product Agreement and (d) all other transactions contemplated by the Asset Transfer Agreement.

3. Release of Liens. Upon the occurrence of the Fifth Amendment Effective Date, any security interest or other Liens granted to or held by the Agent under any Loan Document in respect of the Acquired Assets and Acquired Regulatory Approvals (as such terms are defined in the Asset Transfer Agreement) shall immediately be automatically, permanently and irrevocably released and discharged (such released assets, the “Released Assets”) (collectively, the “Release”). The Agent agrees to execute and deliver to the Borrower, at the expense of the Borrower, any and all documents or instruments reasonably requested by the Borrower to further evidence or effectuate the Release. Upon the occurrence of the Release, the Agent hereby authorizes the Borrower (or any designee of the Borrower, including, without limitation, APIL and the attorneys or other agents of the Borrower or APIL) to file the UCC-3 amendment attached hereto as Exhibit A, the intellectual property release attached hereto as Exhibit B and other instruments, releases and documents evidencing the release of the Agent’s security interests and other Liens in the Released Assets. The release set forth in this Section 3 is applicable only to the Released Assets and shall not affect, modify or diminish any obligations of any other Loan Party under the Credit Agreement and (B) shall not be deemed to be a modification to the Loan Documents except as set forth herein.

4. Amendments. Upon the effectiveness of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 is amended by replacing the definition of “Key Agreements” with the below:

““Key Agreements” means any agreement entered into by the Loan Parties the cancellation of which would reasonably be expected to result in a Material Adverse Effect.”

(b) The definition of “Obligations” in Section 1.1 is amended by inserting “Fifth Amendment Fee,” immediately after the phrase “Facility Fee,”.

(c) Section 1.1 is amended by replacing the definition of “Warrants” with the below:

““Warrants” means each of (i) the Closing Warrants, and (ii) the Fifth Amendment Warrants.”

(d) Section 1.1 is amended by adding the following definition in alphabetical order:

““Closing Warrants” means those certain 7-year common stock purchase warrants issued by the Borrower to the Lenders or Lenders’ Affiliates on the Closing Date in accordance with Section 2.12.3.”

““Fifth Amendment Effective Date” means March 29, 2023.”

““Fifth Amendment Fee” has the meaning set forth in Section 2.12.6.”

““Fifth Amendment Warrants” means those certain 10-year common stock purchase warrants with an exercise price of $1.8951 issued by the Borrower to the Lenders or Lenders’ Affiliates on the Fifth Amendment Effective Date.”

““Required Lenders” means, at any time, Lenders having Loans representing more than 50% of the aggregate principal amount of Loans of all Lenders at such time.”

(e) Section 2.3.4(b) is hereby amended by replacing each reference therein to “Warrants” with “Closing Warrants”.

(f) Section 2.12 is amended by adding a new Section 2.12.6 as follows:

“2.12.6 Fifth Amendment Fee. The Borrower shall pay to the Agent for the ratable distribution to the Lenders an amendment fee (the “Fifth Amendment Fee”) in the aggregate amount of $567,500, which Fifth Amendment Fee shall be fully earned on the Fifth Amendment Effective Date, and due and payable in equal installments on the first Business Day of each of the 12 consecutive months immediately following the Fifth Amendment Effective Date.”

(g) Section 7.17.1 is amended and restated in its entirety as follows:

“7.17.1 Liquidity Accounts. Not suffer or permit the aggregate amount of cash in the Liquidity Accounts to be less than $2,500,000 at any time.”

(h) Section 8.11.14 is amended by and restated as follows:

“RESERVED”

(i) Attached hereto as Annex A is an updated Schedule 1.1(a). Schedule 1.1(a) is hereby amended to include the information set forth on Annex A hereto.

5. Consideration. As consideration for the agreements of the Agent and the Lenders herein, the Borrower agrees to (a) issue and deliver to the Lenders, for their own account on the Fifth Amendment Effective Date, the Fifth Amendment Warrants, and (b) pay to the Lenders the Fifth Amendment Fee in accordance with the terms of the Credit Agreement and this Amendment.

6. Conditions to Effectiveness. This Amendment shall become effective on the date (such date, the “Fifth Amendment Effective Date”) on which:

(a)	the Agent and the Lenders receive counterpart signatures to this Amendment duly executed and delivered by the Loan Parties, the Agent and each Lender;

(b)	the Agent and the Lenders receive a fully executed copy of the Asset Transfer Agreement and all documents entered into in connection therewith;

(c)	the Agent and the Lenders receive counterpart signatures to the Fifth Amendment Warrants duly executed and delivered by the Borrower;

(d)

the Agent and the Lenders receive counterpart signatures to that certain Registration Rights Agreement dated as of the date hereof and duly executed and delivered by the Borrower and MAM Eagle Lender, LLC;

(e)	substantially simultaneously the closing and consummation of the transactions contemplated by the Asset Transfer Agreement occurs;

(f)

the Agent and the Lenders receive (i) a certificate of the Borrower, dated as of the Fifth Amendment Effective Date and executed by a secretary, assistant secretary, president, vice president, chief executive officer, chief financial officer or other duly appointed officers thereof, which shall (A) certify the full force and validity of the Borrower’s articles of incorporation and bylaws and attach copies thereof, and (B) certify that attached thereto is a true and complete copy of resolutions or written consents of its board of directors authorizing the execution, delivery and performance of this Amendment and the Fifth Amendment Warrant, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission, and (ii) a good standing certificate as of a recent date for such Credit Party from the Secretary of State for the Commonwealth of Pennsylvania;

(g)

Agent and the Lenders receive payment for all fees and reasonable and documented out-of-pocket expenses (to the extent Borrowers receive an invoice at least one (1) Business Day prior to the Fifth Amendment Effective Date) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the Fifth Amendment Warrant and the registration rights agreement entered into in connection therewith; and

(h)	the representations and warranties in Section 7 shall be true and correct.

7. Representations and Warranties. The Loan Parties represent and warrant to the Lenders and the Agent that, after giving effect to this Amendment:

(a) The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true, accurate and correct in all material respects (without duplication of any materiality qualifiers); provided, however, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects (without duplication of any materiality qualifiers) as of such date.

(b) No Default or Event of Default under the Loan Documents has occurred and is continuing or would result from the effectiveness of this Amendment.

8. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment is limited to the matters specifically set forth herein and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or any Lender under the Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Loan Document.

9. Waiver and Release. TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

(b) FOREVER RELEASE, RELIEVE AND DISCHARGE THE AGENT, EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(c) IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d) COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e) REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f) ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

10. Expenses. The Loan Parties agree to pay all reasonable and documented out-of-pocket costs and expenses of the Agent and the Lenders (including diligence costs, consulting fees and Costs) in connection with the transactions contemplated by this Agreement invoiced to the Borrower (including the reasonable and documented out-of-pocket fees and expenses of counsel to the Agent and the Lenders incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Loan Documents).

11. Guarantor Reaffirmation. Each Guarantor hereby ratifies and reaffirms as of the date hereof the guarantee granted by it to the Agent for the benefit of the Lenders under the Loan Documents and agrees and acknowledges that such guarantee shall continue and shall remain in full force and effect from and after the date hereof after giving effect from and after the date hereof, and the obligations guaranteed thereby shall include the Loan Parties’ obligations under the Loan Documents from and after the date hereof. Except as expressly provided herein, this Amendment shall not release, reduce or diminish any Loan Party’s obligations to the Agent and the Lenders under the Loan Documents, or prejudice, alter or in any regard adversely affect the rights and remedies of the Agent or any Lender in respect thereof.

12. Reaffirmation of Security Interest. Except as expressly set forth in this Amendment (including, with respect to the Release), each Loan Party hereby (i) affirms that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and shall continue and shall remain in full force and effect from and after the date hereof and (ii) agree that this Agreement shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. Executed copies of the signature pages of this Amendment sent by facsimile or transmitted electronically shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

14. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

15. Agent Authorization. Each of the undersigned Lenders, who collectively constitute all of the Lenders under the Credit Agreement, hereby (i) authorizes and directs the Agent to execute and deliver (A) this Amendment and (B) the intellectual property release attached hereto as Exhibit B, (ii) authorizes and directs the Agent to deliver the UCC-3 amendment attached hereto as Exhibit A, (iii) authorizes and directs the Agent to execute and/or deliver any other instruments, releases and documents evidencing the release of the Agent’s security interests and other Liens in the Released Assets, (iv) acknowledges and agrees that the undersigned Lenders constitute all of the Lenders necessary to direct the Agent to execute such documents; and (v) acknowledges and agrees that the direction set forth in this Amendment constitutes an instruction, consent and request of the Lenders under the Loan Documents, including Sections 9.3 and 9.7 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

BAUDAX BIO, INC.

By	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

GUARANTORS:

BAUDAX BIO N.A. LLC

By	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

BAUDAX BIO LIMITED

By	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

[Signature Page to Amendment No. 5 and Consent to Credit Agreement]

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By	/s/ Andrew Lennon
Name: Andrew Lennon
Title: Assistance Vice President

LENDERS:

MAM EAGLE LENDER, LLC

By	/s/ Lou Hanover
Name: Lou Hanover
Title: Authorized Signatory

[Signature Page to Amendment No. 5 and Consent to Credit Agreement]

EXHIBIT A

UCC-3 Amendment

See attached.

EXHIBIT B

Partial Release of Intellectual Property Security Agreement

See attached.

ANNEX A

SCHEDULE 1.1(a)

Commitment Schedule

Commitments

Lender	Tranche One Commitments	Tranche Two Commitments	Tranche Three Commitments	Tranche Four Commitments	Tranche Five Commitments
MAM Eagle Lender, LLC	$10,000,000	$5,000,000	$5,000,000	$10,000,000	$20,000,000
Total:	$10,000,000	$5,000,000	$5,000,000	$10,000,000	$20,000,000

Closing Warrants1

Lender	Warrants
MAM Eagle Lender, LLC	527,100
Total:	527,100

Fifth Amendment Warrants

Lender	Warrants
MAM Eagle Lender, LLC	785,026
Total:	785,026

[1]	Reflects the number of Closing Warrants issued on the Closing Date.